                                                                EXHIBIT 10.26(I)

                    AMENDMENT NO. 1 TO THE SECURITY AGREEMENT

AMENDMENT NO. 1 entered into January 25, 2007 effective as of November 30, 2006
("Amendment No. 1") to the Security Agreement dated as of November 30, 2004 by and between AMERICAN TECHNICAL CERAMICS (FLORIDA) INC., a Florida corporation
("Guarantor"), and COMMERCE BANK, N.A., a national banking association
("Lender").

                              W I T N E S S E T H:

      WHEREAS, as of November 30, 2004, AMERICAN TECHNICAL CERAMICS CORP., a
Delaware corporation ("Borrower"), and Lender had entered into a certain loan agreement, as extended on or about November 30, 2005, as further extended by an
Amendment No. 1 thereto entered into on the date hereof effective as of November
30, 2006, as same as may be further amended from time to time;

      WHEREAS, as of November 30, 2004, Guarantor executed and delivered to
Lender its Surety Agreement ("Surety Agreement") and Security Agreement granting a general security interest in Accounts and Inventory ("Agreement")

      WHEREAS, Guarantor has requested that Lender release its general security agreement in Inventory and the Lender has agreed to do so, in the manner set forth below; provided however, that, among other things, Guarantor execute this
Amendment No. 1.

      NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

            1.    Lender has agreed to release its security interest in
Inventory. Therefore, Section 2. of the Agreement is hereby amended to read in its entirety as follows:

      SECTION 2. GRANT OF SECURITY INTERESTS. As security for the prompt payment in full and performance of all of Obligations, whether presently existing or hereafter arising, Guarantor hereby authorizes the Lender to file financing statements against and pledges and grants to Lender a first priority lien upon and security interest in the following assets of Guarantor (collectively, the
"Collateral"):

            a.    Accounts; and

            b.    all Proceeds of any of the foregoing, including cash and
non-cash proceeds as defined in the Code, and including (i) proceeds of any insurance, indemnity, warranty or guaranty

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payable to Lender or Guarantor from time to time with respect to the Accounts,
(2) payments in any form made or due an payable to Lender or Guarantor in connection with any requisition, confiscation, condemnation, seizure of forfeiture of any Account or any proceeds thereof, and (3) all other amounts paid or payable under or in connection with any Account .

            The security interest granted hereunder shall extend and
            attach to all Accounts and the proceeds thereof, which
            are owned by the Guarantor or in which the Guarantor has
            any interest whether held by the Guarantor or others for
            its account.

            The property described in subparagraphs above, together
            with all accessions, additions, replacements,
            substitutions, proceeds and products as aforesaid, is
            referred to collectively hereinafter as the "Collateral"
            and sometimes as "Pledged Property".

            Guarantor shall execute and deliver such financing
            statements and other documents (in form and substance
            reasonably satisfactory to Lender), and take such other
            actions, as Lender may reasonably request from time to
            time in order to create, perfect or continue the
            security interests provided for above under the UCC or
            other laws of the States of New York or Florida or under
            any other state or federal law. In addition, the
            Guarantor authorizes the Lender to complete and file
            financing statements covering the Collateral described
            above.

      5.    Lender shall execute, deliver and file UCC-3 Termination Statements and otherwise take such action as Guarantor may reasonably request in order to release Lender's Lien and security interest in and to Guarantor's Inventory.

      6.    The text of Section 3 (c) of the Agreement is hereby deleted in its entirety and replaced with the words "Intentionally Omitted."

      7.    Section 4 (c) of the Agreement is hereby amended in its entirety to read as follows:

            "(c) From time to time, as requested by Lender, deliver in form and content satisfactory to Lender an updated list of Guarantor's
            Accounts."

      8.    The text of Section 4 (g) of the Agreement is hereby deleted in its entirety and replaced with the words "Intentionally Omitted."

      9.    Guarantor represents and warrants to Lender that there are no offsets, defenses or counterclaims to the payment of the Obligations under the
Surety Agreement, and to the continuing general security interest in the
Collateral granted to Lender by Guarantor as security for payment of the
Obligations, as fully described in the Surety Agreement and Agreement.

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      10.   Except as modified herein, all other provisions of the Agreement and the Surety Agreement remain unmodified and are in full force and effect.

      11.   Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

      12.   This Amendment No. 1, the Security Agreement and the Surety
Agreement (for purposes herein, the "Loan Documents") and the rights and obligations of the parties hereunder or thereunder, as the case may be, will be construed and interpreted in accordance with the laws of the State of New York
(the "Governing State") (excluding the laws applicable to conflicts or choice of law).

      IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first above written.

                                     AMERICAN TECHNICAL CERAMICS (FLORIDA), INC.

                                   By:    /S/ Andrew Perz
                                       -----------------------------
                                              Andrew Perz
                                        Vice-President - Controller

                                   COMMERCE BANK, N.A.

                                   By:    /S/ Richard Ohl
                                       -----------------------------
                                              Richard Ohl
                                            Vice President

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